                                                                      EXHIBIT 24

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Karen M. Muller and Jennifer Marre and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Holdings Inc., for the fiscal year ended November 30, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of February 26, 1999

          SIGNATURES                      TITLE
------------------------------  --------------------------

                                Chief Executive Officer
                                  and
   /s/ RICHARD S. FULD, JR.       Chairman of the Board of
------------------------------    Directors
     Richard S. Fuld Jr.          (principal executive
                                  officer)

                                Chief Financial and
      /s/ JOHN L. CECIL           Administrative Officer
------------------------------    (principal financial and
        John L. Cecil             accounting officer)

    /s/ MICHAEL L. AINSLIE
------------------------------  Director
      Michael L. Ainslie

      /s/ JOHN F. AKERS
------------------------------  Director
        John F. Akers

     /s/ ROGER S. BERLIND
------------------------------  Director
       Roger S. Berlind

   /s/ THOMAS H. CRUIKSHANK
------------------------------  Director
     Thomas H. Cruikshank

      /s/ HENRY KAUFMAN
------------------------------  Director
        Henry Kaufman

   /s/ HIDEICHIRO KOBAYASHI
------------------------------  Director
     Hideichiro Kobayashi

     /s/ JOHN D. MACOMBER
------------------------------  Director
       John D. Macomber

       /s/ DINA MERRILL
------------------------------  Director
         Dina Merrill